Exhibit 10.1
AMENDMENT NO. 3 TO CREDIT AGREEMENT
          AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of May 16, 2008 (this “Amendment”), among WEST CORPORATION, a Delaware corporation (the “Borrower”), INTERCALL, INC., a Delaware corporation, WACHOVIA CAPITAL MARKETS, LLC, as lead arranger for purposes of this Amendment (the “Lead Arranger”), and LEHMAN COMMERCIAL PAPER INC., as Administrative Agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
          A. The Borrower, each lender from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Credit Agreement, dated as of October 24, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).
          B. The Borrower intends to acquire, directly or indirectly through one or more subsidiaries, up to 100%, and at least 66.66% of the issued and outstanding common stock (the “Georgia Acquisition”) of Genesys, S.A., a French société anonyme (“Georgia” and together with its subsidiaries, the “Acquired Business”), as contemplated by the Tender Offer Agreement dated as of February 19, 2008 between the Borrower and Georgia (as amended, modified and supplemented as permitted herein, the “Acquisition Agreement”).
          C. In order to finance the Georgia Acquisition and to pay related fees and expenses , the Borrower and the applicable Subsidiary Borrowers desire to, among other things, borrow $134,000,000 of incremental term loans (the “Incremental Term B-3 Loans”) as a new tranche of terms loans under the Credit Agreement on the terms and conditions set forth herein. The borrowing of the Incremental Term B-3 Loans, the Georgia Acquisition and payment of fees and expenses related to the Georgia Acquisition and the Incremental Term B-3 Loans are defined herein as “Georgia Transactions”.
          D. The Borrower and the applicable Subsidiary Borrowers have requested that the Incremental Term B-3 Loan Lenders (as defined below) make commitments to provide the Incremental Term B-3 Loans on the terms and conditions set forth herein.
          E. The Administrative Agent has agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Definitions. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
          SECTION 2. Amendments to Credit Agreement. Effective as of the Amendment No. 3 Effective Date, and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
          (a) Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions:

     “Amendment No. 3” means Amendment No. 3 to this Agreement, dated as of May 16, 2008, among the Borrower, InterCall, Wachovia Capital Markets, LLC and the Administrative Agent.
     “Amendment No. 3 Effective Date” has the meaning specified in Amendment No. 3.
     “Georgia Acquisition” has the meaning specified in the preliminary statements of Amendment No. 3.
     “Incremental Term B-3 Loan Borrowing” means a borrowing consisting of simultaneous Incremental Term B-3 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Incremental Term B-3 Lenders pursuant to Section 2.01(a)(v).
     “Incremental Term B-3 Loan Commitments” means, as to each Incremental Term B-3 Loan Lender, its obligation to make Incremental Term B-3 Loans on the Amendment No. 3 Effective Date to the Borrower and the applicable Subsidiary Borrowers pursuant to Section 2.01(a)(v) in an aggregate amount not to exceed the amount set forth in such Incremental Term B-3 Loan Lender’s Lender Addendum delivered by such Incremental Term B-3 Loan Lender on the Amendment No. 3 Effective Date as provided in Amendment No. 3, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Incremental Term B-3 Loan Commitments of all Incremental Term B-3 Loan Lenders on the Amendment No. 3 Effective Date is $134,000,000.
     “Incremental Term B-3 Loan Lender” means, at any time, any Lender that has an Incremental Term B-3 Loan Commitment or an Incremental Term B-3 Loan at such time.
     “Incremental Term B-3 Loan” has the meaning specified in the preliminary statements of Amendment No. 3.
     “Incremental Term B-3 Note” means a promissory note of the Borrower and the applicable Subsidiary Borrowers payable to any Incremental Term B-3 Lender or its registered assigns, in substantially the form of Annex B to Amendment No. 3, evidencing the aggregate Indebtedness of the Borrower and the applicable Subsidiary Borrowers (which shall be allocated among them ratably in accordance with the Designated Amounts) to such Incremental Term B-3 Lender resulting from the Incremental Term B-3 Loans made or held by such Incremental Term B-3 Lender.
          (b) Section 1.01(a) of the Credit Agreement is hereby amended by (i) renumbering the existing clause (b) of the definition of “Applicable Rate” as clause (c) and (ii) adding the following as a new clause (b) thereof:
     “(a) with respect to Incremental Term B-3 Loans, (i) for Eurocurrency Rate Loans, 5.00% and (ii) for Base Rate Loans, 4.00%.
          (c) Section 1.01 of the Credit Agreement is hereby amended by amending and restating in their entirety the definitions of “Designated Amount”, “Lender Addendum”, “Responsible Officer”, “Term Borrowing”, “Term Commitment”, “Term Lender”, ‘Term Loan” and “Term Note” to read, respectively, as follows:

     “Designated Amount” means: (a) with respect to the Term B-2 Loans, (i) with respect to the Borrower and each of the Subsidiary Borrowers (other than CenterPost Communications, Inc., a Delaware corporation (“CenterPost”), InterCall, Inc., a Delaware corporation (“InterCall”), InPulse Response Group, Inc., an Arizona corporation (“InPulse”), Intrado Inc., a Delaware corporation (“Intrado”), Ringer Acquisition Corp., a Delaware corporation (“RAC”), West Asset Management, Inc., a Delaware corporation (“WAM”), West Direct, Inc., a Delaware corporation (“WDI”), West Interactive Corporation, a Delaware corporation (“West Interactive”), West Business Services, LP, a Delaware limited partnership (“WBS”), West Telemarketing, LP, a Delaware limited partnership (“West Telemarketing”) and Omnium), $430,500,000, (ii) with respect to CenterPost, $21,000,000, (iii) with respect to InPulse, $45,500,000, (iv) with respect to InterCall, $684,000,000, (v) with respect to Intrado, $439,000,000, (vi) with respect to RAC, $133,600,000, (vii) with respect to WAM, $107,000,000, (viii) with respect to WDI, $25,600,000, (ix) with respect to West Interactive, $118,700,000, (x) with respect to WBS, $134,900,000, (xi) with respect to West Telemarketing, $125,200,000 and (xii) with respect to Omnium, $135,000,000 and (b) with respect to the Incremental Term B-3 Loans, (i) with respect to the Borrower and each of the Subsidiary Borrowers (other than InterCall), $84,000,000 and (ii) with respect to InterCall, $50,000,000.
     “Lender Addendum” means, with respect to any applicable Lender, (i) a Lender Addendum, substantially in the form of Exhibit K, executed and delivered by such Lender on the Closing Date as provided in Section 10.23, (ii) a Lender Addendum, substantially in the form of Annex D to Amendment No. 1, executed and delivered by such Lender on the Amendment No. 1 Effective Date as provided in Amendment No. 1, (iii) a Lender Addendum, substantially in the form of Annex B to Amendment No. 2, executed and delivered by such Lender on the Amendment No. 2 Effective Date as provided in Amendment No. 2 or (iv) a Lender Addendum, substantially in the form of Annex C to Amendment No. 3, executed and delivered by such Lender on the Amendment No. 3 Effective Date as provided in Amendment No. 3.
     “Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer or other similar officer of a Loan Party and, as to any document delivered on the Closing Date, the Amendment No. 1 Effective Date, the Amendment No. 2 Effective Date or the Amendment No. 3 Effective Date, any secretary or assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
     “Term Borrowing” means any Existing Term Borrowing, any Term B-2 Borrowing or any Incremental Term B-3 Loan Borrowing, as applicable.
     “Term Commitment” means any Term B-2 Commitment, Incremental Term Loan Commitment or Incremental Term B-3 Loan Commitment.
     “Term Lender” means any Existing Term Lender, any Term B-2 Lender or any Incremental Term B-3 Lender, as applicable.
     “Term Loan” means any Existing Term Loan, any Term B-2 Loan or any Incremental Term B-3 Loan, as applicable.
     “Term Note” means any Existing Term Note, any Term B-2 Note or any Incremental Term B-3 Note, as applicable.

          (d) Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(a)(i) Existing Term Loan. On the Closing Date, the Existing Term Lenders made Existing Term Loans to the Borrower pursuant to Section 2.01(a) of this Agreement as in effect on the Closing Date.
     (ii) Term B-2 Exchange. On the Amendment No. 1 Effective Date, each Term B-2 Lender that had Existing Term Loans and a corresponding Term B-2 Commitment exchanged and converted an aggregate principal amount of the Existing Term Loans (“Exchanged Term Loans”) held by it immediately prior to the Amendment No. 1 Effective Date for and into a like principal amount in Dollars of Term B-2 Loans of the Borrower and the Subsidiary Borrowers (which were allocated among them ratably in accordance with the Designated Amounts) pursuant to Section 2.01(a)(ii) of this Agreement as in effect on the Amendment No. 1 Effective Date.
     (iii) Term B-2 Borrowings. On the Amendment No. 1 Effective Date, each Term B-2 Lender made to the Borrower and the Subsidiary Borrowers (which were allocated among them ratably in accordance with the Designated Amounts) Term B-2 Loans denominated in Dollars in an amount equal to the excess of (A) its Term B-2 Commitment over (B) the aggregate principal amount of its Exchanged Term Loans, if any, pursuant to Section 2.01(a)(iii) of this Agreement as in effect on the Amendment No. 1 Effective Date. All Existing Term Loans that were not Exchanged Term Loans were refinanced with the proceeds of such Term B-2 Loans.
     (iv) Incremental Term Loan Borrowings. On the Amendment No. 2 Effective Date, each Incremental Term Loan Lender made to the Borrower and the applicable Subsidiary Borrowers (which were allocated among them ratably in accordance with the Designated Amounts) Incremental Term Loans denominated in Dollars in an aggregate amount equal to the amount set forth in such Incremental Term Loan Lender’s Lender Addendum delivered by such Incremental Term Loan Lender on the Amendment No. 2 Effective Date pursuant to Section 2.01(a)(iv) of this Agreement as in effect on the Amendment No. 2 Effective Date.
     (v) Incremental Term B-3 Loan Borrowings. Each Incremental Term B-3 Loan Lender severally agrees to make to the Borrower and the applicable Subsidiary Borrowers (which shall be allocated among them ratably in accordance with the Designated Amounts) Incremental Term B-3 Loans denominated in Dollars on the Amendment No. 3 Effective Date in an aggregate amount not to exceed the amount set forth in such Incremental Term B-3 Loan Lender’s Lender Addendum delivered by such Incremental Term B-3 Loan Lender on the Amendment No. 3 Effective Date as provided in Amendment No. 3, as applicable.
     (vi) Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.
     (vii) On and after the Amendment No. 1 Effective Date, all Term Loans shall continue to have the same terms, rights and benefits as the Term Loans immediately prior to the Amendment No. 1 Effective Date under the Loan Documents, except as expressly modified by Amendment No. 1.
     (viii) On and after the Amendment No. 2 Effective Date, all Incremental Term Loans shall have the same terms, rights and benefits as the Term B-2 Loans outstanding immediately prior to the Amendment No. 2 Effective Date under the Loan Documents, except as expressly modified by Amendment No. 2.
     (ix) On and after the Amendment No. 3 Effective Date, all Incremental Term B-3 Loans shall have the same terms, rights and benefits as the Term B-2 Loans outstanding immediately prior to the Amendment No. 3 Effective Date under the Loan Documents, except as expressly modified by Amendment No. 3.”
          (e) Section 2.05(a)(i) is hereby amended by replacing the phrase “(except as otherwise provided below)” immediately before the first proviso therein with the phrase “(except as otherwise provided below and, in the case of the Incremental Term B-3 Loans, subject to Section 2.16)”.
          (f) Section 2.05(b)(i) is hereby amended by replacing the reference to “all voluntary prepayments of Term B-2 Loans” in clause (B)(i) thereof with “all voluntary prepayments of Term B-2 Loans and Incremental Term B-3 Loans”.
          (g) Section 2.05(b)(v) is hereby amended by adding the following new sentence at the end thereof: “Each prepayment of Term Loans pursuant to this Section 2.05(b) shall be subject to Section 2.16)”.
          (h) Section 2.07(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(a) Term Loans. Each of the Borrower and the Subsidiary Borrowers shall, jointly and severally, repay to the Administrative Agent for the ratable account of the Term Lenders (i) on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Amendment No. 2 Effective Date, an aggregate amount equal to 0.25% of the aggregate amount of all Term B-2 Loans (which shall be allocated among them ratably in accordance with the Designated Amounts) outstanding on the Amendment No. 2 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for the Term Loans, the aggregate principal amount of all Term B-2 Loans outstanding on such date. Each of the Borrower and the Subsidiary Borrowers shall, jointly and severally, repay to the Administrative Agent for the ratable account of the Incremental Term B-3 Lenders (i) on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Amendment No. 3 Effective Date, an aggregate amount equal to 0.25% of the aggregate amount of all Incremental Term B-3 Loans (which shall be allocated among them ratably in accordance with the Designated Amounts) outstanding on the Amendment No. 3 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for the Term Loans, the aggregate principal amount of all Incremental Term B-3 Loans outstanding on such date. The portion of the repayment amount attributable to the Incremental Term B-3 Loans shall be subject to Section 2.16.”
          (i) Section 2.08(a)(i) is hereby amended by adding the following proviso at the end thereof "provided that, in the event that the actual Eurocurrency Rate for the applicable Interest Period shall be less than 3.5%, the Eurocurrency Rate applicable to the Incremental Term B-3 Loans that are Eurocurrency Rate Loans shall be deemed to be 3.5%,”.
          (j) Article II of the Credit Agreement is hereby amended by adding at the end thereof the following new Section 2.16:

     “Section 2.16. Incremental Term B-3 Loan Call Protection. In the event that on or prior to the second anniversary of the Amendment No. 3 Effective Date, all or any portion of the Incremental Term B-3 Loans are prepaid or repaid, as applicable, including, without limitation, (i) voluntary prepayment (including, without limitation, in connection with any refinancing of all of the Facilities) pursuant to Section 2.05(a)(i), (ii) mandatory prepayment pursuant to Section 2.05(b)(i), (ii) or (iii), or (iii) repayment pursuant to Section 2.07(a), such prepayment or repayment, as applicable, will be made at (i) 105.0% of the amount prepaid or repaid, as applicable, if such prepayment or repayment occurs on or prior to the first anniversary of the Amendment No. 3 Effective Date and (ii) 102.0% of the amount prepaid or repaid, as applicable, if such prepayment or repayment occurs after the first anniversary of the Amendment No. 3 Effective Date, but on or prior to the second anniversary of the Amendment No. 3 Effective Date.”
          (k) Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “SECTION 7.10. Use of Proceeds. Use the proceeds of (a) (i) any Revolving Credit Borrowing, Swing Line Borrowing, Existing Term Borrowing or L/C Credit Extension, whether directly or indirectly, in a manner inconsistent with the uses set forth in the preliminary statements to this Agreement, or (ii) any Term B-2 Borrowing, whether directly or indirectly, in a manner other than (A) to refinance Existing Term Loans and (B) for general corporate purposes, including Permitted Acquisitions and (b) any Incremental Term B-3 Borrowing, whether directly or indirectly, in a manner other than to finance the Georgia Acquisition and to pay fees and expenses related to the Georgia Acquisition and the Incremental Term B-3 Loans and for general corporate purposes, including Permitted Acquisitions.”
          (l) Section 8.02(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder, including pursuant to Section 2.16, or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;”
          (m) Section 8.02 of the Credit Agreement is hereby amended by amending and restating the proviso at the end thereof in its entirety to read as follows:
     “provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid, including the amounts payable pursuant to Section 2.16, shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.”
          (n) Section 10.01 of the Credit Agreement is hereby amended by adding at the end thereof the following new paragraph:

     “In addition, notwithstanding the foregoing, any amendment, waiver or consent that by its terms adversely affects the rights of the Incremental Term B-3 Lenders in a manner different than such amendment, waiver or consent affects the other Lenders hereunder as a group shall be subject to the approval by the Incremental Term B-3 Lenders holding more than 50% of the aggregate Outstanding Amount of the Incremental Term B-3 Loans.”
          SECTION 3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) when each of the conditions set forth in this Section 3 shall have been satisfied:
          (a) Execution of Documents. The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Borrower, the Lead Arranger and the Administrative Agent in accordance with the requirements of Section 2.14 of the Credit Agreement, and (ii) a Guarantor Consent and Reaffirmation, in the form attached hereto as Annex A, duly executed and delivered by each Guarantor.
          (b) Syndication. Since February 19, 2008 and prior to the Amendment No. 3. Effective Date, there shall have been no competing offering, placement or arrangement of any debt securities or syndicated commercial bank financing or other credit facilities of the Borrower, any of its subsidiaries or the Acquired Business without the prior written consent of the Lead Arranger, other than, so long as such indebtedness is issued in compliance with the terms of the Credit Agreement, (w) under the Credit Agreement, (x) the Georgia Transactions, (y) up to the amount previously agreed by the Lead Arranger and the Borrower of foreign indebtedness (including the indebtedness of the Acquired Business) and (z) Borrower’s accounts receivable facility in the aggregate amount of up to the amount previously agreed by the Lead Arranger and the Borrower.
          (c) Consummation of Georgia Acquisition. The Georgia Acquisition shall have been consummated (or substantially concurrently will be consummated) with the funding of the Incremental Term B-3 Loans (i) in accordance with the Acquisition Agreement without waiver or amendment of any material provisions thereof (other than any such waiver or amendment as is not materially adverse to the Incremental Term B-3 Lenders) unless consented to by the Lead Arranger, which consent shall not be unreasonably withheld, conditioned or delayed and (ii) in compliance with the Credit Agreement.
          (d) Cash Availability. After giving effect to the Georgia Transactions, the aggregate unrestricted cash and cash equivalents of the Borrower and its Subsidiaries as of the end of the calendar month preceding the most recently ended calendar month (or, if the Amendment No. 3 Effective Date occurs after the 11th Business Day from the end of the most recently ended calendar month, as of the end of such most recently ended calendar month) together with the amount available for borrowing under the Revolving Credit Facility shall be at least $50,000,000.
          (e) Financial Statements. The Lead Arranger and the Administrative Agent shall have received (a) a consolidated pro forma balance sheet and statement of operations of the Borrower for the most recent fiscal quarter ended at least 45 days prior to the Amendment No. 3 Effective Date, adjusted to give pro forma effect to the Georgia Transactions, and (b) a related pro forma consolidating (for the Acquired Business and for the Borrower and its consolidated subsidiaries) balance sheet and statement of operations for the Borrower, adjusted to give pro forma effect to the Georgia Transactions, for the twelve-month period ending on the last day of such quarter, in each case, prepared in a format consistent with the format of the unaudited pro forma condensed consolidated financial statements presented in the offering memorandum for the New Notes; provided, that, to the extent the financial statements of the Acquired Business are not available for the periods referred to in clauses (a) and (b) above, or were not provided to the Borrower at least seven days prior to the Amendment No. 3 Effective

Date, then such financial statements referred to in clauses (a) and (b) above shall be provided for the most recently ended prior period; provided further, that it is understood and agreed that the financial information relating to the Acquired Business that is part of the financial statements referred to in clauses (a) and (b) above is prepared based on International Financial Reporting Standards and is not reconciled to U.S. GAAP.
          (f) Payment of Debt Issuance Fee. The Borrower shall have paid to the Administrative Agent for the account of each Incremental Term B-3 Lender party to the Credit Agreement as of the Amendment No. 3 Effective Date, as compensation for the funding of the Incremental Term B-3 Loans, a debt issuance fee in an amount equal to 3.00% of the stated principal amount set forth in such Incremental Term B-3 Loan Lender’s Lender Addendum.
          (g) Payment of Other Fees and Expenses. The Borrower shall have paid all fees and expenses (including the reasonable fees and expenses of Weil, Gotshal & Manges LLP) incurred by the Lead Arranger and the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment or otherwise required to be paid in connection with this Amendment (including, without limitation, all fees and expenses described in the Commitment Letter, dated as of February 19, 2008, among the Borrower, Wachovia Bank, National Association and the Lead Arranger and Fee Letter, dated as of February 19, 2008, among the Borrower, Wachovia Bank, National Association and the Lead Arranger) to the extent invoiced at least one Business Day prior to the date hereof.
          (h) Secretary’s Certificates; Good Standing Certificates. The Administrative Agent shall have received (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower as the Lead Arranger may reasonably request evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the transactions contemplated hereby and (ii) good standing certificates (or equivalent documents) from the applicable Governmental Authority of the respective jurisdiction of organization of each Loan Party dated as of a recent date prior to the Amendment No. 3 Effective Date.
          (i) Compliance with Covenants, No Default, Etc. (i) The conditions precedent set forth in Sections 4.02(a) and (b) of the Credit Agreement shall have been satisfied on and as of the Amendment No. 3 Effective Date, (ii) the Borrower shall be in compliance with each of the covenants set forth in Section 7.11 of the Credit Amendment determined on a Pro Forma Basis as of the Amendment No. 3 Effective Date and the last day of the most recent Test Period, as if the Incremental Term B-3 Loans had been outstanding on the last day of such fiscal quarter of the Borrower for testing compliance therewith and (iii) the Total Leverage Ratio as of the last day of the four consecutive fiscal quarters of the Borrower for which financial statements are required to be delivered to the Administrative Agent under the Credit Agreement, calculated on a Pro Forma Basis giving effect to the Georgia Transactions, shall be no greater than 6.75:1 and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying the foregoing.
          (j) Solvency Certificate. The Administrative Agent shall have received a certificate attesting to the Solvency of the Loan Parties (taken as a whole) after giving effect to the Georgia Transactions, from the Chief Financial Officer of the Borrower.
          (k) Legal Opinions. The Administrative Agent shall have received an opinion of Ropes & Gray LLP, counsel for the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Lead Arranger and the Administrative Agent.

          (l) Collateral Requirement. All actions reasonably necessary to establish that the Administrative Agent will have a perfected security interest in the Collateral consisting of 65% of the equity of the “first-tier” foreign Subsidiary owning equity interests in the Acquired Business shall have been taken or waived by the Lead Arranger and the Administrative Agent.
          SECTION 4. Post-Closing Requirements Relating to the Mortgaged Properties. Within 90 days after the Amendment No. 3 Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent:
          (a) Evidence that mortgage amendments (the “Mortgage Amendments”) with respect to the Mortgaged Properties have been duly executed, acknowledged and delivered by a duly authorized officer of each party thereto on or before such date and are in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable;
          (b) Date-down endorsements to the title insurance policies with respect to the Mortgaged Properties; and
          (c) Evidence that all fees, costs and expenses have been paid in connection with the preparation, execution, filing and recordation of the Mortgage Amendments, including, without limitation, reasonable attorneys’ fees, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection with the recordation of the Mortgage Amendments and the other matters described in this Section 4 and as, and to the extent, otherwise required to be paid in connection therewith under Section 10.04 of the Credit Agreement.
          SECTION 5. Representations and Warranties. The Borrower represents and warrants as follows:
          (a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (A) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of the Borrower’s Restricted Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (iii) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(A), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.
          (b) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each Loan Document after giving effect to the amendments pursuant to this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
          (c) No Default has occurred and is continuing or will occur as a result of the transactions contemplated by this Amendment.

          (d) Each of the representations and warranties of the Borrower contained in Article V of the Credit Agreement and each other Loan Document, immediately before and after giving effect to this Amendment and the matters and transactions contemplated hereby, is true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, that any representation and warranty made on or as of the Closing Date that is qualified as to “Material Adverse Effect” shall be deemed to be qualified by a “Company Material Adverse Effect.”
          SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents.
          (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Incremental Term B-3 Loans are the “Incremental Term Loans” as defined in the Credit Agreement.
          (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
          SECTION 7. Costs and Expenses. The Borrower agrees to pay or reimburse the Lead Arranger and the Administrative Agent for all costs and expenses of the Lead Arranger and the Administrative Agent, respectively in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment.
          SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
          SECTION 10. Lender Addenda. Each initial Incremental Term B-3 Loan Lender shall become a party to this Amendment and the Credit Agreement by delivering to the Administrative Agent a Lender Addendum in the form attached hereto as Annex C duly executed by such Incremental Term B-3 Loan Lender, the Borrower and the Administrative Agent. Such initial Incremental Term B-3 Loan Lender shall also provide other customary information to the Administrative Agent, as the Administrative Agent may reasonably request.
          SECTION 11. “Know Your Customer” Information. The Borrower shall provide the documentation and other information to the Administrative Agent that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act, and that is reasonably requested by the Administrative Agent.
[The remainder of this page is intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WEST CORPORATION
By:	/s/ David Mussman
Name:	David Mussman
Title:	Executive Vice President, General Counsel and Secretary

INTERCALL, INC.
By:	/s/ David Mussman
Name:	David Mussman
Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 3]

WACHOVIA CAPITAL MARKETS, LLC, as Lead Arranger
By:	/s/ Stephen Neill
Name:	Stephen Neill
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3]

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3]

ANNEX A
GUARANTOR CONSENT AND REAFFIRMATION
          Reference is made to Amendment No. 3 (“Amendment No. 3”), dated as of May 16, 2008 to the Credit Agreement dated as of October 24, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among West Corporation (the “Borrower”), each Lender from time to time party thereto, Lehman Commercial Paper Inc., as Administrative Agent and Swing Line Lender, Deutsche Bank Securities Inc. and Bank of America, N.A., as Syndication Agents, and Wachovia Bank, National Association and General Electric Capital Corporation, as Co-Documentation Agents. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in Amendment No. 3.
          Each Guarantor hereby consents to the execution, delivery and performance of Amendment No. 3 and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 3 Effective Date, be deemed to be a reference to the Credit Agreement as amended by Amendment No. 3.
          Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 3, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.
          After giving effect to Amendment No. 3, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by Amendment No. 3, and shall continue to secure the Secured Obligations, in each case, on and subject to the terms and conditions set forth in the Credit Agreement as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, and the other Loan Documents.
          This Consent shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of this             day of May 2008.

WEST CORPORATION
COSMOSIS CORPORATION
INTERCALL, INC.
INTRADO COMMUNICATIONS INC.
INTRADO COMMUNICATIONS OF VIRGINIA INC.
INTRADO INC.
NORTHERN CONTACT, INC.
TELEVOX SOFTWARE, INCORPORATED
WEST ASSET MANAGEMENT, INC.
WEST BUSINESS SERVICES CORPORATION
WEST DIRECT, INC.
WEST DIRECT II, INC.
WEST FACILITIES CORPORATION
WEST INTERACTIVE CORPORATION
WEST INTERNATIONAL CORPORATION
WEST NOTIFICATIONS GROUP, INC.
WEST RECEIVABLE SERVICES, INC.
WEST TELEMARKETING CORPORATION
WEST TELEMARKETING CORPORATION II

By:
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

ASSET DIRECT MORTGAGE, LLC
By:
Name:	Paul M. Mendlik
Title:	Manager

INTERCALL TELECOM VENTURES, LLC] By: InterCall, Inc., its sole member
By:
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

BUYDEBTCO, LLC THE DEBT DEPOT, LLC WEST ASSET PURCHASING, LLC By: West Receivable Services, Inc.
By:
Name:
Title:

INTRADO INTERNATIONAL, LLC By: Intrado Inc.
By:
Name:
Title:

STARGATE MANAGEMENT LLC By: Cosmosis Corporation
By:
Name:
Title:

WEST AT HOME, LLC By: West Telemarketing Corporation
By:
Name:
Title:

ANNEX B
FORM OF INCREMENTAL TERM B-3 NOTE
LENDER: [•]
PRINCIPAL AMOUNT: $[•]
New York, New York
__________ __, 20__
          FOR VALUE RECEIVED, each of the undersigned, WEST CORPORATION, a Delaware corporation (the “Borrower”), and the Subsidiary Borrowers listed on the signature pages hereto (the “Subsidiary Borrowers”), hereby promises, jointly and severally, to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit Agreement dated as of October 24, 2006 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, each Lender from time to time party thereto, Lehman Commercial Paper Inc., as Administrative Agent and Swing Line Lender, Deutsche Bank Securities Inc. and Bank of America, N.A., as Syndication Agents, and Wachovia Bank, National Association and General Electric Capital Corporation, as Co-Documentation Agents) (i) on the dates set forth in the Credit Agreement, the principal amounts set forth in the Credit Agreement with respect to Incremental Term B-3 Loans made by the Lender to the Borrower and the Subsidiary Borrowers pursuant to the Credit Agreement (which shall be allocated among them ratably in accordance with the Designated Amounts (as defined in the Credit Agreement)) and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Credit Agreement on the unpaid principal amount of all Incremental Term B-3 Loans made by the Lender to the Borrower and the Subsidiary Borrowers pursuant to the Credit Agreement.
          Each of the Borrower and the Subsidiary Borrowers promises, jointly and severally, to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.
          Each of the Borrower and the Subsidiary Borrowers hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.
          All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower and the Subsidiary Borrowers under this note.
          This note is one of the Incremental Term B-3 Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

WEST CORPORATION
By:
Name:
Title:

INTERCALL, INC.
By:
Name:
Title:

LOANS AND PAYMENTS

Name of
			Payments of	Principal	Person Making
Date	Amount of Loan	Maturity Date	Principal/Interest	Balance of Note	the Notation

ANNEX C
LENDER ADDENDUM
          Reference is made to the Credit Agreement dated as of October 24, 2006 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among West Corporation (the “Borrower”), each Lender from time to time party thereto, Lehman Commercial Paper Inc., as Administrative Agent (in such capacity, the “Administrative Agent”) and Swing Line Lender, Deutsche Bank Securities Inc. and Bank of America, N.A., as Syndication Agents, and Wachovia Bank, National Association and General Electric Capital Corporation, as Co-Documentation Agents. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          Upon execution and delivery of this Lender Addendum by the parties hereto and effective as of the Amendment No. 3 Effective Date, the undersigned hereby becomes an Incremental Term B-3 Lender thereunder having Incremental Term B-3 Loan Commitments of $                    .
          THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
          The undersigned’s address for notices pursuant to the Credit Agreement is as follows:

Name of Incremental
Term B-3 Lender:
Notice Address:

Attention:
Telephone:
Facsimile:

          IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this                  day of                     , 2008.

[NAME OF LENDER]
By:
Name:
Title:

Accepted and agreed:
WEST CORPORATION, as Borrower
By:
Name: Paul M. Mendlik
Title: Chief Financial Officer and Treasurer
LEHMAN COMMERCIAL PAPER INC., as
   Administrative Agent
By:
Name:
Title: